Exhibit 10.7

OMNIBUS AMENDMENT NO. 1

TO

CREDIT AGREEMENT, guaranties, and Security agreements

This Amendment No. 1 to Credit Agreement, Guaranties, and Security Agreements (the “Amendment”), effective as of August 23, 2018, is by and among Greenlane Holdings, LLC, a Delaware limited liability company (formerly known as Jacoby Holdings LLC) (the “Borrower”), Jacoby & Co. Inc., a Nevada corporation (the “Company”), Mid-Atlantic Holdings Group LLC, a Delaware limited liability company (“Mid”), BioVapor Solutions LLC, a Delaware limited liability company (“Bio”), MSI Imports LLC, a Washington limited liability company (“MSI”), Aerospaced LLC, a Florida limited liability company (“Aero”), Warehouse Goods LLC, a Delaware limited liability company (“Warehouse”), Quick Draw Holdings, Inc., a Delaware corporation (“Quick Draw”), GS Fulfillment LLC, a Delaware limited liability company (“GS”), HS Products LLC, a Delaware limited liability company (“HS”), QD Products, LLC, a Delaware limited liability company (“QD” and together with the Borrower, the Company, Mid, Bio, MSI, Aero, Warehouse, Quick Draw, GS, and HS, the “Borrower Parties”), and Fifth Third Bank, an Ohio Banking Corporation (the “Bank”).

RECITALS

A. The Bank and the Company are parties to a Credit Agreement dated as of October 4, 2017 (the “Agreement”).

B. The Company has restructured the organization of the Company and its affiliated entities.

C. In connection therewith, the Bank and the Borrower Parties desire to amend the Agreement and certain other Loan Documents in the manner hereinafter provided.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Agreement.

2. Amendments to THE AGREEMENT.

(a) The definition of “Borrower” in the Agreement is hereby amended and restated to read as follows:

““Borrower” shall mean GREENLANE HOLDINGS, LLC, a Delaware limited liability company (formerly known as Jacoby Holdings LLC).”

(b) The definition of “Guarantors” in Section 1.1 of the Agreement is hereby amended and restated to read as follows:

““Guarantors” shall mean Aaron LoCascio, Adam Schoenfeld, Jacoby & Co. Inc., a Nevada corporation, Mid-Atlantic Holdings Group LLC, a Delaware limited liability company, BioVapor Solutions LLC, a Delaware limited liability company, MSI Imports LLC, a Washington limited liability company, Aerospaced LLC, a Florida limited liability company, Warehouse Goods LLC, a Delaware limited liability company, QD Products, LLC, a Delaware limited liability company, GS Fulfillment LLC, a Delaware limited liability company, Vape World Distribution LTD., a British Columbia corporation, and HS Products LLC, a Delaware limited liability company.”

(c) The definition of “Commitment” in Section 1.1 of the Agreement is hereby amended and restated to read as follows:

““Commitment” shall mean the obligation of the Bank to make Revolving Credit Loans in the aggregate amount not to exceed Fifteen Million Dollars ($15,000,000).”

(d) The definition of “Commitment Termination Date” in Section 1.1 of the Agreement is hereby amended and restated to read as follows:

““Commitment Termination Date” shall mean August 23, 2020.”

(e) Section 4.11 of the Agreement is hereby amended and restated to read as follows:

“Section 4.11. Capitalization.   As of August 22, 2018, the equity interests of Borrower are held beneficially and of record as follows: 75% by Jacoby & Co. Inc., 15% by Aaron LoCascio, 7.9% by Better Life Products, Inc., and 2.1% by Rochester Vapor Group, LLC. All such equity is validly issued, outstanding, fully paid and non-assessable (to the extent applicable). Each entity Guarantor (other than Jacoby & Co. Inc.) is a direct or indirect wholly owned subsidiary of Borrower. Borrower owns beneficially all of the issued and outstanding equity interests or stock, as the case may be, of each entity Guarantor (other than Jacoby & Co. Inc.), which securities are validly issued, outstanding, fully paid and non-assessable (to the extent applicable). The equity interests of each Guarantor that is a limited liability company are uncertificated securities, and will remain such at all times this Agreement remains in effect.”

(f) All references to “Jacoby & Co. Inc.” in Exhibit B of the Agreement are hereby replaced by “Greenlane Holdings, LLC”.

3. aMENDMENT TO GUARANTY Agreements.

(a) That certain Guaranty by the Borrower in favor of the Bank dated October 4, 2017 (the “Jacoby Guaranty”, is hereby amended by (i) replacing all references to “Jacoby Holdings LLC” with “Jacoby & Co. Inc.”, and by replacing all references to “Jacoby & Co. Inc.” with “Greenlane Holdings, LLC”; and (ii) deleting Recital B.

(b) That certain Guaranty by Quick Draw in favor of the Bank dated October 4, 2017 (the “QD Guaranty”), is hereby amended by replacing all references to “Quick Draw Holdings Inc.” with “QD Products, LLC”.

4. Amendment to security agreements.

(a) That certain Security Agreement by and between the Company and the Bank dated October 4, 2017 (“Borrower Security Agreement”), is hereby amended by (i) replacing all references to “Jacoby & Co. Inc.” with “Greenlane Holdings, LLC”; and (ii) replacing Schedule A to said Security Agreement with Schedule A attached hereto.

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(b) That certain Security Agreement by and among the Bank, the Borrower, Mid, Bio, MSI, Aero, Warehouse, Quick Draw, GS, and HS, dated October 4, 2017 (“Guarantor Security Agreement”), is hereby amended by (i) replacing all references to “Jacoby Holdings LLC” with “Jacoby & Co. Inc.”, and by replacing all references to “Jacoby & Co. Inc.” with “Greenlane Holdings, LLC”; (ii) replacing all references to “Quick Draw Holdings, Inc.” with “QD Products, LLC”; (iii) replacing Schedule A-1 to the Guarantor Security Agreement with Schedule A-1 attached hereto; and (iii) replacing Schedule A-7 to the Guarantor Security Agreement with Schedule A-7 attached hereto.

5. REPRESENTATIONS AND WARRANTIES. When the Borrower Parties sign this Amendment, They represent and warrant to the Bank that: (a) except as expressly set forth on Schedule 5(a) attached hereto, there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties by Borrower in the Agreement are true in all material respects as of the date of this Amendment as if made on the date of this Amendment, unless such representation or warranty is as of a specific date, in which case, as if made on such date, (c) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower party is bound or subject, except to the extent such conflict would not reasonably be expected to result in a Material Adverse Effect, and (d) this Amendment is within the Borrower Parties’ powers, has been duly authorized by all company and corporate action of Borrower Parties, and does not conflict with Borrower Parties’ organizational documents.

6. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

(a) Payment by Company of all costs and expenses incurred by the Bank in connection with this Amendment, including, but not limited to legal costs, recording costs, third party exam expenses and costs, and document stamp taxes;

(b) One or more counterparts of this Amendment, duly executed and delivered by the parties hereto; and

(c) The Amended and Restated Revolving Credit Note, duly executed and delivered by Borrower to the Bank.

7. Effect of Amendment.

(a) General. Except as expressly amended hereby, all of the provisions of the Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein are the only amendments being made by this Amendment and, in each case, the amendments shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Agreement or any other Loan Document or any transaction or further or future action on the part of the Borrower Parties which would require the consent of the Bank under the Agreement or any of the Loan Documents.

(b) Assignment and Assumption. Effective as of the Date hereof:

(i) Agreement. The Company (i) hereby assigns to Borrower and Borrower hereby assumes the Obligations, and (ii) hereby assigns to Borrower, and Borrower hereby assumes, each and every one of the covenants, promises, agreements, terms, rights, obligations, duties, indebtedness and liabilities of the Company applicable to it in its capacity as the “borrower” under the Credit Agreement, the other Loan Documents and any other document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith.

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(ii) Jacoby Guaranty. The Borrower hereby assigns to the Company and the Company hereby assumes, each and every one of the covenants, promises, agreements, terms, rights, obligations, duties, indebtedness and liabilities of the Borrower under the Jacoby Guaranty.

(iii) QD Guaranty. Quick Draw hereby assigns to QD and QD hereby assumes, each and every one of the covenants, promises, agreements, terms, rights, obligations, duties, indebtedness and liabilities of Quick Draw under the Quick Draw Guaranty.

(iv) Borrower Security Agreement. The Company hereby assigns to the Borrower and the Borrower hereby assumes, each and every one of the covenants, promises, agreements, terms, rights, obligations, duties, indebtedness and liabilities of the Company under the Borrower Security Agreement.

(v) Guarantor Security Agreement. (A) The Borrower hereby assigns to the Company and the Company hereby assumes, each and every one of the covenants, promises, agreements, terms, rights, obligations, duties, indebtedness and liabilities of the Borrower under the Guarantor Security Agreement; and (A) Quick Draw hereby assigns to QD and QD hereby assumes, each and every one of the covenants, promises, agreements, terms, rights, obligations, duties, indebtedness and liabilities of Quick Draw under the Guarantor Security Agreement.

8. ACKNOWLEDGEMENT, CONSENT AND REAFFIRMATION. Each of the undersigned hereby (i) consents to this Amendment, (ii) acknowledges, agrees and reaffirms that the terms and conditions of the Loan Documents, as amended hereby, to which it is a party remain in full force and effect and are hereby ratified and confirmed in all respects, and (iii) agrees to be bound by each and every one of the terms and conditions applicable to the undersigned in this Amendment, the Agreement as amended by the Amendment, and the other Loan Documents as amended by the Amendment.

9. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

10. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS.  EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF FLORIDA, COUNTY OF MIAMI-DADE, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM CONSTITUTES A COMPULSORY OR MANDATORY COUNTERCLAIM UNDER APPLICABLE RULES OF CIVIL PROCEDURE. EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF FLORIDA.  EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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11. FINAL AGREEMENT. BY SIGNING THIS AMENDMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS AMENDMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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This Amendment is executed as of the date stated at the top of the first page.

FIFTH THIRD BANK

By:	/s/ Vivian Alvarez Premock
Name:	Vivian Alvarez Premock
Title:	Senior Vice President

/s/ Aaron LoCascio
Aaron LoCascio

/s/ Adam Schoenfeld
Adam Schoenfeld

GREENLANE HOLDINGS, LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

JACOBY & CO. INC.

By:	/s/ Adam Schoenfeld
Name:	Adam Shoenfeld
Title:	Co-President

HS PRODUCTS LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

GS FULFILLMENT LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

WAREHOUSE GOODS LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

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MSI IMPORTS LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

BIOVAPOR SOLUTIONS LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

MID-ATLANTIC HOLDINGS GROUP LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

QUICK DRAW HOLDINGS, INC.

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

AEROSPACED LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

VAPE WORLD DISTRIBUTION LTD.

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

QD PRODUCTS, LLC

By:	/s/ Aaron LoCascio
Name:	Aaron LoCascio
Title:	Co-President

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